EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-5,
                   Asset-Backed Certificates, Series 2005-5

                                 $714,165,000
                                 (Approximate)
                         GSAA Home Equity Trust 2005-5
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

      -------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Fitch &
                                                                                                                      S&P
                        Approximate                   Expected                       Estimated      Principal      /Moody's
                         Principal      Certificate    Credit      Initial Pass-     Avg. Life   Payment Window    Expected
       Certificates      Balance(1)        Type      Support (2)  Through Rate (3)   (yrs) (4)       (4) (5)        Ratings
      -------------------------------------------------------------------------------------------------------------------------
            A-1         $403,521,000        Sr           11.15%     LIBOR + [ ]%        1.00      05/05 - 07/07     AAA/Aaa
            A-2          $93,812,000        Sr           11.15%     LIBOR + [ ]%        3.00      07/07 - 06/09     AAA/Aaa
            A-3          $80,001,000        Sr           11.15%     LIBOR + [ ]%        5.61      06/09 - 07/11     AAA/Aaa
            A-4          $60,070,000        Sr           11.15%     LIBOR + [ ]%        4.78      07/07 - 07/11     AAA/Aaa
            M-1          $27,978,000        Sub           7.25%     LIBOR + [ ]%        4.40      07/08 - 07/11     AA+/Aa1
            M-2          $18,293,000        Sub           4.70%     LIBOR + [ ]%        4.34      06/08 - 07/11     AA/Aa2
            M-3          $16,141,000        Sub           2.45%     LIBOR + [ ]%        4.31      05/08 - 07/11      A/A2
            M-4           $3,586,000        Sub           1.95%     LIBOR + [ ]%        4.26      05/08 - 07/11      A-/A3
            B-1           $3,586,000        Sub           1.45%     LIBOR + [ ]%        4.11      05/08 - 02/11    BBB+/Baa1
            B-2           $3,586,000        Sub           0.95%     LIBOR + [ ]%        3.80      05/08 - 05/10    BBB/Baa2
            B-3           $3,591,000        Sub           0.45%     LIBOR + [ ]%        3.21      05/08 - 03/09    BBB-/Baa3
      -------------------------------------------------------------------------------------------------------------------------
           TOTAL        $714,165,000
      -------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2)   Fully funded overcollateralization of approximately 0.45%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in February 2035.


Selected Mortgage Pool Data (6)
-------------------------------

        -----------------------------------------------------------------------
                                                              Aggregate
        -----------------------------------------------------------------------
        Scheduled Principal Balance:                         $721,787,600
        Number of Mortgage Loans:                                   3,328
        Average Scheduled Principal Balance:                     $216,883
        Interest Only Loans:                                        0.00%
        Weighted Average Gross Coupon:                             6.372%
        Weighted Average Net Coupon(7):                            5.993%
        Weighted Average FICO Score:                                  685
        Weighted Average Original LTV Ratio:                       85.70%
        Weighted Average Stated Remaining Term (months):              356
        Weighted Average Seasoning (months):                            4
        Weighted Average Months to Roll:                               24
        Weighted Average Gross Margin:                              3.12%
        Weighted Average Initial Rate Cap:                          3.00%
        Weighted Average Periodic Rate Cap:                         1.00%
        Weighted Average Gross Maximum Lifetime Rate:              12.37%
        -----------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and the Trustee Fee.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo") and serviced by Wells Fargo.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization 0.45%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $714,165,000, a term of 31 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0505 and on Bloomberg as GSAA 05-5. |X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------
Expected Closing Date:         April 28, 2005

Cut-off Date:                  April 1, 2005

Statistical Calculation Date:  March 1, 2005

Expected Pricing Date:         On or before April 8, 2005

First Distribution Date:       May 25, 2005


Key Terms
---------

Offered Certificates:          Class A, Class M and Class B Certificates

Class A Certificates:          Class A-1, Class A-2, Class A-3 and Class A-4 Certificates

Class M Certificates:          Class M-1, Class M-2, Class M-3 and Class M-4 Certificates

Class B Certificates:          Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:          Class R-1 and Class R-2 Certificates

Depositor:                     GS Mortgage Securities Corp.

Subordinate Certificates:      Class B and Class M Certificates

Underwriter:                   Goldman, Sachs & Co.

Servicer:                      Wells Fargo Bank, N.A.

Trustee:                       HSBC Bank USA, National Association

Securities Administrator:      Wells Fargo Bank, N.A.

Interest Rate Corridor         Goldman Sachs Capital Markets L.P., as the cap
Provider:                      provider. The short term unsecured debt
                               obligations of the guarantor of the cap
                               provider, The Goldman Sachs Group, Inc., are
                               rated "P-1" by Moody's, "A-1" by S&P, and "F1+"
                               by Fitch. The long term unsecured debt
                               obligations of the guarantor of the cap provider
                               are rated "Aa3" by Moody's, "A+" by S&P, and
                               "AA-" by Fitch.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor:    This transaction will have a one-month LIBOR
                           interest rate corridor available to pay Basis
                           Risk Carry forward Amounts on all the Offered
                           Certificates. The Interest Rate Corridor will have an initial notional amount of $714,165,000, for a term of 31 months beginning on the first distribution date.

Servicing Fee:             37.5 bps

Trustee Fee:               0.40 bps

Distribution Date:         25th day of the month or the following Business Day

Record Date:               For any Distribution Date, the last Business Day
                           of the Interest Accrual Period

Delay Days:                0 day delay

Prepayment Period:         The calendar month prior to the Distribution Date

Due Period:                The period commencing on the second day of the
                           calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                 Actual/360 basis

Interest Accrual Period:   From the prior Distribution Date to the day prior to
                           the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment         30% CPR
Assumption:

Excess Spread:             The initial weighted average net coupon of the
                           mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR.

                           Initial Gross WAC (1):                                    6.3717%
                            Less Fees & Expenses (2):                                0.3790%
                                                                           ---------------------------
                           Net WAC (1):                                              5.9927%
                               Less Initial Principal Certificate Coupon
                                       (Approx.)(1)(3):                              3.0725%
                                                                           ---------------------------
                               Initial Excess Spread (1):                            2.9202%

                                   (1)   This amount will vary on each distribution date based
                                         on changes to the weighted average interest rate on the
                                         Mortgage Loans as well as any changes in day count.

                                   (2)   Includes the Servicing Fee and Trustee Fee.

                                   (3)   Assumes 1-month LIBOR equal to 2.89%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                         Offered Certificates as well as any changes in day count.


Servicer Advancing:       Yes as to principal and interest, subject to
                          recoverability.

Compensating Interest:    The Servicer shall provide Compensating Interest
                          equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                          Loans for the related Distribution Date
                          resulting from voluntary principal prepayments on the Mortgage Loans during the related
                          Prepayment Period and (B) its aggregate
                          Servicing Fee received for the related
                          Distribution Date.

Optional Clean-up Call:   The transaction has a 10% optional clean-up call.


Rating Agencies:          Fitch, Standard & Poor's Ratings Group and
                          Moody's Investors Service, Inc. and Moody's
                          Investors Service, Inc.

Minimum Denomination:     $50,000 with regard to each of the Offered
                          Certificates.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Legal Investment:         It is anticipated that Class A-1, Class A-2, Class
                          A-3, Class A-4, Class M-1, Class M-2, Class R-1 and
                          Class R-2 Certificates will be SMMEA eligible.

ERISA Eligible:           Underwriter's exemption is expected to apply to the
                          Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:            All Offered Certificates represent REMIC regular
                          interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class
                          R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:               The Offered Certificates will be offered pursuant to
                          a prospectus supplemented by a prospectus supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                          PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.45% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 0.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.45% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date.  The later of:

(x) the Distribution Date occurring in May 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 22.30%.

-----------------------------------------------------------------------------
     Class    Initial Subordination Percentage      Step-Down Date Percentage
-----------------------------------------------------------------------------
       A                      11.15%                          22.30%
-----------------------------------------------------------------------------
      M-1                      7.25%                          14.50%
-----------------------------------------------------------------------------
      M-2                      4.70%                           9.40%
-----------------------------------------------------------------------------
      M-3                      2.45%                           4.90%
-----------------------------------------------------------------------------
      M-4                      1.95%                           3.90%
-----------------------------------------------------------------------------
      B-1                      1.45%                           2.90%
-----------------------------------------------------------------------------
      B-2                      0.95%                           1.90%
-----------------------------------------------------------------------------
      B-3                      0.45%                           0.90%
-----------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [27]% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:




---------------------------------------------------------------------------------------------
     Distribution Date                   Cumulative Realized Loss Percentage:
---------------------------------------------------------------------------------------------
   May 2008 - April 2009       [0.75]% for the first month, plus an additional 1/12th of
                                 [0.500]% for each month thereafter (e.g., approximately
                                              [0.792]% in June 2008)
---------------------------------------------------------------------------------------------
   May 2009 - April 2010      [1.25]% for the first month, plus an additional 1/12th of
                                [0.250]% for each month thereafter (e.g., approximately
                                              [1.271]% in June 2009)
---------------------------------------------------------------------------------------------
   May 2010 - April 2011      [1.50]% for the first month, plus an additional 1/12th of
                                [0.250]% for each month thereafter (e.g., approximately
                                              [1.521]% in June 2010)
---------------------------------------------------------------------------------------------
   May 2011 and thereafter                            [1.75]%
---------------------------------------------------------------------------------------------


Step-Up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and the Trustee Fee (calculated on an actual/360 day basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

     (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

     (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero;

(b) sequentially, to the Class A-1 Certificates, the Principal Distribution Amount, until their certificate principal balance has been reduced to zero, then to the Class A-2 and Class A-4 Certificates, allocated pro rata among these classes, based on the certificate principal balance of the Class A-2 Certificates and an initial $19,010,000 certificate principal balance of the Class A-4 Certificates, until the Class A-2 certificate principal

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     balance has been reduced to zero, and then to the Class A-3 and Class A-4 Certificates, allocated pro rata among these classes, based on the certificate principal balance of the Class A-3 Certificates and the remaining portion of the Class A-4 certificate principal balance, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated first, to the Class A-1 Certificates, until their certificate principal balance has been reduced to zero, then to the Class A-2 and Class A-4 Certificates, allocated pro rata among these classes, based on the certificate principal balance of the Class A-2 Certificates and an initial $19,010,000 certificate principal balance of the Class A-4 Certificates, until the Class A-2 certificate principal balance has been reduced to zero, and then to the Class A-3 and Class A-4 Certificates, allocated pro rata among these classes, based on the certificate principal balance of the Class A-3 Certificates and the remaining portion of the Class A-4 certificate principal balance, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates pro rata based on their respective Basis Risk Carry Forward Amounts

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes,

     (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining, to the excess cashflow certificates.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and the Trustee Fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 77.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 99.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

 Product      No Penalty      1-12 Months      13-24 Months    25-36 Months       Total
---------    ------------    -------------    --------------  --------------   ------------
2/28 ARM     $282,548,832        $418,953      $201,913,600              $0    $484,881,385
3/27 ARM      $99,125,360        $339,023      $118,177,702     $19,264,130    $236,906,215
---------    ------------    -------------    --------------  --------------   ------------
TOTAL(3)     $381,674,192        $757,976      $320,091,302     $19,264,130    $721,787,600
=========    ============    =============    ==============  ==============   ============

 Product       No Penalty     1-12 Months      13-24 Months    25-36 Months
---------    ------------    -------------    --------------  -------------
2/28 ARM           39.15%           0.06%            27.97%           0.00%
3/27 ARM           13.73%           0.05%            16.37%           2.67%
---------    ------------    -------------    --------------  --------------
TOTAL(3)           52.88%           0.11%            44.35%           2.67%
=========    ============    =============    ==============  ==============



(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.
(3)  Columns may not add up due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:
o    The Pricing Prepayment Assumption (as defined on page 3 above) is applied
o 1-month and 6-month Forward LIBOR curves (as of close on April 5, 2005) are used
o    33% loss severity
o    There is a 6-month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o    All Offered Certificates are priced at par
o All payments are assumed to be made on the 25th of the month regardless of business days
o Based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR




----------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss           Libor Flat                0% Return
----------------------------------------------------------------------------------------------------------------------------
 Class M-1       CDR (%)                                           16.68                    16.82                     18.30
                 Yield (%)                                        4.8898                   4.4955                    0.0199
                 WAL (years)                                        4.33                     4.32                      4.13
                 Modified Duration (years)                          3.89                     3.89                      3.88
                 Principal Window                          Aug09 - Aug09            Aug09 - Aug09             Jul09 - Jul09
                 Principal Writedown                   $7,866.90 (0.03%)      $532,823.68 (1.90%)    $5,667,265.26 (20.26%)
                 Total Collat Loss                $69,496,822.62 (9.69%)   $69,981,857.08 (9.76%)   $74,565,214.86 (10.39%)
----------------------------------------------------------------------------------------------------------------------------
 Class M-2       CDR (%)                                           11.78                    11.88                     12.84
                 Yield (%)                                        4.9736                   4.5398                    0.0091
                 WAL (years)                                        4.83                     4.82                      4.50
                 Modified Duration (years)                          4.28                     4.29                      4.21
                 Principal Window                          Feb10 - Feb10            Feb10 - Feb10             Dec09 - Dec09
                 Principal Writedown                     $729.33 (0.00%)      $427,145.90 (2.34%)    $4,108,621.65 (22.46%)
                 Total Collat Loss                $53,543,978.35 (7.46%)   $53,937,605.20 (7.52%)    $57,038,374.64 (7.95%)
----------------------------------------------------------------------------------------------------------------------------
 Class M-3       CDR (%)                                            8.10                     8.22                      8.97
                 Yield (%)                                        5.1813                   4.5667                    0.0032
                 WAL (years)                                        5.16                     5.15                      4.75
                 Modified Duration (years)                          4.51                     4.52                      4.52
                 Principal Window                          Jun10 - Jun10            Jun10 - Jun10             May10 - May10
                 Principal Writedown                  $13,966.72 (0.09%)      $580,318.86 (3.60%)    $3,998,232.45 (24.77%)
                 Total Collat Loss                $39,259,650.16 (5.47%)   $39,783,246.19 (5.55%)    $42,801,048.31 (5.97%)
----------------------------------------------------------------------------------------------------------------------------
 Class M-4       CDR (%)                                            7.34                     7.36                      7.53
                 Yield (%)                                        5.1317                   4.6772                    0.1577
                 WAL (years)                                        5.24                     5.24                      5.08
                 Modified Duration (years)                          4.57                     4.57                      4.62
                 Principal Window                          Jul10 - Jul10            Jul10 - Jul10             Jul10 - Jul10
                 Principal Writedown                  $26,226.08 (0.73%)      $122,078.27 (3.40%)      $936,972.16 (26.13%)
                 Total Collat Loss                $36,092,671.57 (5.03%)   $36,182,071.60 (5.04%)    $36,940,126.92 (5.15%)
----------------------------------------------------------------------------------------------------------------------------
 Class B-1       CDR (%)                                            6.58                     6.63                      6.79
                 Yield (%)                                        5.7103                   4.7201                    0.2761
                 WAL (years)                                        5.41                     5.31                      5.05
                 Modified Duration (years)                          4.63                     4.57                      4.62
                 Principal Window                          Sep10 - Sep10            Aug10 - Aug10             Aug10 - Aug10
                 Principal Writedown                   $7,922.63 (0.22%)      $217,242.61 (6.06%)      $999,179.58 (27.86%)
                 Total Collat Loss                $32,988,874.46 (4.60%)   $33,056,776.56 (4.61%)    $33,786,527.45 (4.71%)
----------------------------------------------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss          Libor Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------
Class B-2       CDR (%)                                          5.86                    5.90                            6.06
                Yield (%)                                      5.7199                  4.7860                          0.0300
                WAL (years)                                      5.49                    5.45                            4.87
                Modified Duration (years)                        4.67                    4.68                            4.70
                Principal Window                        Oct10 - Oct10           Oct10 - Oct10                   Sep10 - Sep10
                Principal Writedown                $30,685.38 (0.86%)     $230,447.43 (6.43%)          $1,018,857.20 (28.41%)
                Total Collat Loss              $29,793,424.76 (4.15%)  $29,981,251.07 (4.18%)          $30,584,117.24 (4.26%)
------------------------------------------------------------------------------------------------------------------------------
Class B-3       CDR (%)                                          4.94                    5.01                            5.22
                Yield (%)                                      6.1121                  4.7393                          0.0173
                WAL (years)                                      5.55                    5.31                            4.54
                Modified Duration (years)                        4.68                    4.71                            4.83
                Principal Window                        Nov10 - Nov10           Nov10 - Nov10                   Nov10 - Nov10
                Principal Writedown                $34,619.19 (0.96%)     $286,391.26 (7.98%)          $1,020,650.57 (28.42%)
                Total Collat Loss              $25,539,451.03 (3.56%)  $25,877,465.06 (3.61%)          $26,887,684.97 (3.75%)
------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


     Distribution                    Available    Effective      Distribution                      Available      Effective
        Period      Distribution       Funds      Available        Period      Distribtuion          Funds        Available
       (months)         Date          Cap (%)   Funds Cap (%)     (months)         Date             Cap (%)      Funds Cap (%)
     -------------  ------------    ----------  ------------     ------------  ------------        ---------     -------------
          1           25-May-05       6.68861     10.00000           48          25-Apr-09         11.50833       11.50833
          2           25-Jun-05       5.82638     10.00000           49          25-May-09         11.92600       11.92600
          3           25-Jul-05       6.02148     10.00000           50          25-Jun-09         11.84384       11.84384
          4           25-Aug-05       5.82812     10.00000           51          25-Jul-09         12.24632       12.24632
          5           25-Sep-05       5.82903     10.00000           52          25-Aug-09         11.85908       11.85908
          6           25-Oct-05       6.02429     10.00000           53          25-Sep-09         11.86700       11.86700
          7           25-Nov-05       5.83093     10.00000           54          25-Oct-09         12.27102       12.27102
          8           25-Dec-05       6.02632     10.00000           55          25-Nov-09         11.88362       11.88362
          9           25-Jan-06       5.83295     10.00000           56          25-Dec-09         12.28874       12.28874
          10          25-Feb-06       5.83401     10.00000           57          25-Jan-10         11.90133       11.90133
          11          25-Mar-06       6.46030     10.00000           58          25-Feb-10         11.91061       11.91061
          12          25-Apr-06       5.83624     10.00000           59          25-Mar-10         13.19737       13.19737
          13          25-May-06       6.03198     10.00000           60          25-Apr-10         11.93011       11.93011
          14          25-Jun-06       5.83860     10.00000           61          25-May-10         12.33834       12.33834
          15          25-Jul-06       6.03450     10.00000           62          25-Jun-10         11.95089       11.95089
          16          25-Aug-06       5.84112     10.00000           63          25-Jul-10         12.36052       12.36052
          17          25-Sep-06       5.84244     10.00000           64          25-Aug-10         11.97306       11.97306
          18          25-Oct-06       6.03859     10.00000           65          25-Sep-10         11.98469       11.98469
          19          25-Nov-06       5.84521     10.00000           66          25-Oct-10         12.39659       12.39659
          20          25-Dec-06       6.88805     10.00000           67          25-Nov-10         12.00912       12.00912
          21          25-Jan-07       7.81562     10.00000           68          25-Dec-10         12.42267       12.42267
          22          25-Feb-07       7.81801     10.00000           69          25-Jan-11         12.03519       12.03519
          23          25-Mar-07       8.65837     10.00000           70          25-Feb-11         12.04888       12.04888
          24          25-Apr-07       7.82298     10.00000           71          25-Mar-11         13.35549       13.35549
          25          25-May-07       8.08643     10.00000           72          25-Apr-11         12.07765       12.07765
          26          25-Jun-07       8.10204     10.00000           73          25-May-11         12.49585       12.49585
          27          25-Jul-07       8.77157     10.00000           74          25-Jun-11         12.10837       12.10837
          28          25-Aug-07       8.49184     10.00000           75          25-Jul-11         12.52867       12.52867
          29          25-Sep-07       8.49516     10.00000           76          25-Aug-11         12.14121       12.14121
          30          25-Oct-07       8.78185     10.00000           77          25-Sep-11         12.15846       12.15846
          31          25-Nov-07       8.57999     10.00000           78          25-Oct-11         12.58218       12.58218
          32          25-Dec-07      10.06380     10.06380           79          25-Nov-11         12.19476       12.19476
          33          25-Jan-08      10.12764     10.12764           80          25-Dec-11         12.62097       12.62097
          34          25-Feb-08      10.13193     10.13193           81          25-Jan-12         12.23358       12.23358
          35          25-Mar-08      10.83498     10.83498           82          25-Feb-12         12.25400       12.25400
          36          25-Apr-08      10.14010     10.14010           83          25-Mar-12         13.12168       13.12168
          37          25-May-08      10.50940     10.50940           84          25-Apr-12         12.29698       12.29698
          38          25-Jun-08      10.74427     10.74427           85          25-May-12         12.73025       12.73025
          39          25-Jul-08      11.50616     11.50616           86          25-Jun-12         12.34301       12.34301
          40          25-Aug-08      11.14022     11.14022           87          25-Jul-12         12.77948       12.77948
          41          25-Sep-08      11.14547     11.14547           88          25-Aug-12         12.39233       12.39233
          42          25-Oct-08      11.52258     11.52258           89          25-Sep-12         12.41830       12.41830
          43          25-Nov-08      11.18253     11.18253           90          25-Oct-12         12.86004       12.86004
          44          25-Dec-08      11.86569     11.86569           91          25-Nov-12         12.47306       12.47306
          45          25-Jan-09      11.48895     11.48895           92          25-Dec-12         12.91865       12.91865
          46          25-Feb-09      11.49530     11.49530           93          25-Jan-13         12.53182       12.53182
          47          25-Mar-09      12.73403     12.73403           94          25-Feb-13         12.56280       12.56280



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    Distribution                      Available        Effective
       Period      Distribution        Funds           Available
      (months)         Date           Cap (%)         Funds Cap (%)
    ------------   ------------       ---------       -------------

        95           25-Mar-13        13.94436          13.94436
        96           25-Apr-13        12.62819          12.62819
        97           25-May-13        13.08479          13.08479
        98           25-Jun-13        12.69848          12.69848
        99           25-Jul-13        13.16012          13.16012
       100           25-Aug-13        12.77410          12.77410
       101           25-Sep-13        12.81406          12.81406
       102           25-Oct-13        13.28404          13.28404
       103           25-Nov-13        12.89857          12.89857
       104           25-Dec-13        13.37471          13.37471
       105           25-Jan-14        12.98969          12.98969
       106           25-Feb-14        13.03792          13.03792
       107           25-Mar-14        14.49033          14.49033
       108           25-Apr-14        13.14014          13.14014
       109           25-May-14        13.63412          13.63412
       110           25-Jun-14        13.25065          13.25065
       111           25-Jul-14        13.75291          13.75291
       112           25-Aug-14        13.37027          13.37027
       113           25-Sep-14        13.43378          13.43378
       114           25-Oct-14        13.94992          13.94992
       115           25-Nov-14        13.56884          13.56884
       116           25-Dec-14        14.09535          14.09535
       117           25-Jan-15        13.71555          13.71555
       118           25-Feb-15        13.79367          13.79367
       119           25-Mar-15        15.36181          15.36181
       120           25-Apr-15        13.96029          13.96029



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                   $721,787,600
Number of Mortgage Loans:                                             3,328
Average Scheduled Principal Balance:                               $216,883
Interest Only Loans:                                                  0.00%
Weighted Average Gross Coupon:                                       6.372%
Weighted Average Net Coupon: (2)                                     5.993%
Weighted Average FICO Score:                                            685
Weighted Average Original LTV Ratio:                                 85.70%
Weighted Average Stated Remaining Term (months):                        356
Weighted Average Seasoning (months):                                      4
Weighted Average Months to Roll:                                         24
Weighted Average Gross Margin:                                        3.12%
Weighted Average Initial Rate Cap:                                    3.00%
Weighted Average Periodic Rate Cap:                                   1.00%
Weighted Average Gross Maximum Lifetime Rate:                        12.37%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and the Trustee Fee.


                   Distribution by Current Principal Balance



                                               Pct. Of    Weighted   Weighted              Weighted  Weighted
                                               Pool By    Avg.       Avg.      Avg.        Avg.      Avg.       Pct.     Pct.
Current Principal       Number      Principal  Principal  Gross      Current   Principal   Original  Combined   Full     Owner
   Balance            Of Loans       Balance   Balance    Coupon     FICO      Balance     LTV       LTV        Doc      Occupied
------------------    --------     ----------  ---------  --------   --------  ---------   --------  --------   ----     --------

$50,000 & Below            126    $4,844,062   0.67%      7.039%     690       $38,445     83.17%    83.88%     0.00%    19.54%
$50,001 - $75,000          180    11,281,136   1.56       6.912      690       62,673      85.86     85.99      0.00     31.98
$75,001 - $100,000         228    20,247,610   2.81       6.685      689       88,805      84.99     86.09      0.00     50.35
$100,001 - $125,000        319    36,256,983   5.02       6.587      693       113,658     86.58     88.13      0.00     63.88
$125,001 - $150,000        377    51,886,700   7.19       6.496      689       137,631     85.86     86.90      0.00     63.58
$150,001 - $200,000        601   104,237,046   14.44      6.465      686       173,439     86.57     88.47      0.00     69.60
$200,001 - $250,000        428    95,808,396   13.27      6.348      687       223,851     86.68     88.42      0.00     78.14
$250,001 - $300,000        335    91,441,722   12.67      6.309      683       272,960     86.84     88.85      0.00     79.79
$300,001 - $350,000        238    77,069,186   10.68      6.378      681       323,820     87.50     88.90      0.00     74.64
$350,001 - $400,000        190    71,445,052   9.90       6.299      680       376,027     85.56     87.48      0.00     80.83
$400,001 - $450,000         99    42,234,312   5.85       6.250      687       426,609     86.11     87.20      0.00     76.93
$450,001 - $500,000         89    42,450,562   5.88       6.323      685       476,973     84.77     86.42      0.00     72.94
$500,001 - $550,000         38    19,797,849   2.74       6.201      672       520,996     86.02     86.02      0.00     100.00
$550,001 - $600,000         23    13,263,741   1.84       6.191      675       576,684     84.98     85.85      0.00     100.00
$600,001 - $650,000         40    25,272,692   3.50       6.156      693       631,817     81.23     83.34      0.00     90.11
$650,001 - $700,000          1       652,620   0.09       5.750      692       652,620     80.00     80.00      0.00     100.00
$700,001 - $750,000          5     3,665,195   0.51       5.738      724       733,039     75.35     79.13      0.00     100.00
$750,001 - $800,000          2     1,572,131   0.22       5.687      705       786,066     72.43     79.84      0.00     100.00
$800,001 - $850,000          2     1,626,077   0.23       6.188      627       813,039     67.51     73.85      0.00     100.00
$850,001 - $900,000          1       892,141   0.12       5.625      653       892,141     70.00     70.00      0.00     100.00
$900,001 - $950,000          2     1,877,468   0.26       5.750      768       938,734     55.07     60.06      0.00     49.88
$950,001 - $1,000,000        4     3,964,917   0.55       5.689      691       991,229     52.50     52.50      0.00     74.83
---------------------    -----  ------------   -------    ------     ---       --------    ------    ------     -----    -------
Total:                   3,328  $721,787,600   100.00%    6.372%     685       $216,883    85.70%    87.30%     0.00%    74.56%
=====================    =====  ============   =======    ======     ===       ========    ======    ======     =====    =======




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                        Distribution by Current Rate

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
 Current Rate        Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 4.50% & Below            4      $1,014,920   0.14%        4.204%      725        $253,730      71.82%      78.51%     0.00%
 4.51 - 5.00%            38       9,667,219   1.34         4.910       699        254,400       78.35       87.76      0.00
 5.01 - 5.50%           216      53,861,199   7.46         5.371       711        249,357       76.23       84.16      0.00
 5.51 - 6.00%           641     163,265,283   22.62        5.834       689        254,704       80.96       83.92      0.00
 6.01 - 6.50%           982     228,867,880   31.71        6.323       680        233,063       86.44       87.04      0.00
 6.51 - 7.00%           883     175,826,562   24.36        6.794       681        199,124       90.13       90.17      0.00
 7.01 - 7.50%           365      64,407,457   8.92         7.259       682        176,459       90.46       90.56      0.00
 7.51 - 8.00%           147      18,986,631   2.63         7.748       682        129,161       90.47       90.47      0.00
 8.01 - 8.50%            46       5,352,381   0.74         8.302       681        116,356       89.22       89.22      0.00
 8.51 - 9.00%             6         538,069   0.07         8.737       675        89,678        89.97       89.97      0.00
----------------    --------   ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
================   =========   ============   =========    =========   ========   ==========    =========   =========  =========



                      Pct.
                    Owner
 Current Rate       Occupied
--------------      --------
 4.50% & Below      100.00%
 4.51 - 5.00%       93.58
 5.01 - 5.50%       86.42
 5.51 - 6.00%       86.42
 6.01 - 6.50%       81.04
 6.51 - 7.00%       70.14
 7.01 - 7.50%       38.27
 7.51 - 8.00%       32.71
 8.01 - 8.50%       14.82
 8.51 - 9.00%       0.00
----------------    --------
 Total:             74.56%
================    =========



                                                            Distribution by FICO


                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
     Fico            Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 780 - 817              104     $21,739,945   3.01%        6.200%      790        $209,038      80.51%      82.23%     0.00%
 760 - 779              148      28,590,899   3.96         6.198       769        193,182       82.09       86.31      0.00
 740 - 759              234      49,630,840   6.88         6.194       750        212,098       83.15       87.57      0.00
 720 - 739              288      61,070,607   8.46         6.221       729        212,051       83.51       87.09      0.00
 700 - 719              401      86,760,182   12.02        6.316       709        216,360       86.22       89.16      0.00
 680 - 699              459      99,720,473   13.82        6.408       689        217,256       86.21       87.18      0.00
 660 - 679              595     128,781,383   17.84        6.474       669        216,439       87.13       87.80      0.00
 640 - 659              630     139,649,589   19.35        6.424       650        221,666       86.95       87.49      0.00
 620 - 639              465     104,935,805   14.54        6.443       630        225,668       85.94       86.38      0.00
 600 - 619                1          91,849   0.01         7.000       615        91,849        83.64       83.64      0.00
 580 - 599                2         717,150   0.10         6.287       590        358,575       83.41       83.41      0.00
 540 - 559                1          98,879   0.01         6.750       557        98,879        70.00       70.00      0.00
----------------    --------   ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
================   =========   ============   =========    =========   ========   ==========    =========   =========  =========



                      Pct.
                    Owner
     Fico           Occupied
--------------      --------
 780 - 817          62.27%
 760 - 779          62.88
 740 - 759          61.40
 720 - 739          66.84
 700 - 719          72.40
 680 - 699          75.46
 660 - 679          72.95
 640 - 659          81.95
 620 - 639          84.02
 600 - 619          0.00
 580 - 599          100.00
 540 - 559          0.00
----------------    --------
 Total:             74.56%
================    =========




                                                        Distribution by Original LTV

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
 Original LTV        Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------

 40.00% & Below         29       $4,726,655   0.65%        5.961%      691         $162,988     33.75%      38.22%      0.00%
 40.01 - 50.00%         30        7,982,419   1.11         5.955       721         266,081      45.78       47.98       0.00
 50.01 - 60.00%         67       13,704,579   1.90         6.055       693         204,546      57.14       59.91       0.00
 60.01 - 70.00%        171       39,965,987   5.54         5.931       680         233,719      66.92       69.18       0.00
 70.01 - 80.00%        669      155,972,832   21.61        5.865       700         233,143      78.49       84.80       0.00
 80.01 - 85.00%        105       27,261,575   3.78         6.295       671         259,634      83.89       83.89       0.00
 85.01 - 90.00%      1,315      278,769,151   38.62        6.607       684         211,992      89.67       89.69       0.00
 90.01 - 95.00%        941      193,141,971   26.76        6.593       676         205,252      94.87       94.87       0.00
 95.01 - 100.00%         1          262,431   0.04         6.250       642         262,431      96.80       96.80       0.00
----------------    --------   ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 Total:              3,328     $721,787,600   100.00%      6.372%      685         $216,883     85.70%      87.30%      0.00%
================   =========   ============   =========    =========   ========   ==========    =========   =========  =========



                     Pct.
                   Owner
 Original LTV      Occupied
--------------     --------

 40.00% & Below     45.56%
 40.01 - 50.00%     60.80
 50.01 - 60.00%     65.30
 60.01 - 70.00%     70.15
 70.01 - 80.00%     78.53
 80.01 - 85.00%     82.06
 85.01 - 90.00%     55.92
 90.01 - 95.00%     100.00
 95.01 - 100.00%    100.00
----------------   --------
 Total:             74.56%
================   =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                        Distribution by Document Type


                                                               Pct. Of    Weighted  Weighted              Weighted  Weighted
                                                               Pool By    Avg.      Avg.      Avg.        Avg.      Avg.
                                      Number Of    Principal   Principal  Gross     Current   Principal   Original  Combined
        Document Type                   Loans       Balance    Balance    Coupon    FICO      Balance     LTV       LTV
------------------------------------   --------  ------------  ---------  --------- --------  ----------  --------- ---------
 No Doc                                 787      $158,398,341  21.95%     6.381%    692       $201,269    84.85%     85.14%
 No Ratio                               641       128,527,420  17.81      6.605     682       200,511     86.87      87.07
 Stated With Non-verified Assets Doc  1,473       330,182,519  45.75      6.379     681       224,156     86.43      88.19
 Stated With Verified Assets Doc        427       104,679,320  14.50      6.046     695       245,151     83.24      88.04
------------------------------------- -----      ------------  -------    ------    ---       --------    ------     ------
 Total:                               3,328      $721,787,600  100.00%    6.372%    685       $216,883    85.70%     87.30%
===================================== =====      ============  =======    ======    ===       ========    ======     ======




                                                  Pct.
                                       Pct. Full  Owner
        Document Type                  Doc        Occupied
------------------------------------   ---------  --------
 No Doc                                 0.00%     95.51%
 No Ratio                               0.00      57.70
 Stated With Non-verified Assets Doc    0.00      72.35
 Stated With Verified Assets Doc        0.00      70.53
-------------------------------------   -----     --------
 Total:                                 0.00%     74.56%
=====================================   =====     ========







                                                        Distribution by Loan Purpose

                                                               Pct. Of    Weighted  Weighted              Weighted  Weighted
                                                               Pool By    Avg.      Avg.      Avg.        Avg.      Avg.
                                      Number Of    Principal   Principal  Gross     Current   Principal   Original  Combined
        Loan Purpose                    Loans       Balance    Balance    Coupon    FICO      Balance     LTV       LTV
------------------------------------   --------  ------------  ---------  --------- --------  ----------  --------- ---------
 Cashout Refi                            894    $214,287,706   29.69%    6.309%     668       $239,695    82.08%     82.59%
 Purchase                              2,298     477,829,291   66.20     6.406      694       207,933     87.62      89.71
 Rate/term Refi                          136      29,670,603   4.11      6.261      680       218,166     80.91      82.46
-------------------------------------  -----    ------------   -------   ------     ---       --------    ------     ------
 Total:                                3,328    $721,787,600   100.00%   6.372%     685       $216,883    85.70%     87.30%
=====================================  =====    ============   =======   ======     ===       ========    ======     ======




                                                    Pct.
                                      Pct. Full     Owner
        Loan Purpose                  Doc           Occupied
------------------------------------  ---------     --------
 Cashout Refi                          0.00%         90.99%
 Purchase                              0.00          67.55
 Rate/term Refi                        0.00          68.75
-------------------------------------  -----         --------
 Total:                                0.00%         74.56%
=====================================  =====         ========



                                                      Distribution by Occupancy Status

                                                               Pct. Of    Weighted  Weighted              Weighted  Weighted
                                                               Pool By    Avg.      Avg.      Avg.        Avg.      Avg.
                                      Number Of    Principal   Principal  Gross     Current   Principal   Original  Combined
        Occupancy Status                Loans       Balance    Balance    Coupon    FICO      Balance     LTV       LTV
------------------------------------   --------  ------------  ---------  --------- --------  ----------  --------- ---------
 Non Owner                               929    $149,349,403   20.69%      6.865%   698       $160,764    84.63%    84.85%
 Owner Occupied                        2,239     538,143,194   74.56       6.251    681       240,350     86.35     88.44
 Second Home                             160      34,295,003   4.75        6.110    690       214,344     80.06     80.14
-------------------------------------  -----    ------------   -------   --------   ---       --------    ------    ------
 Total:                                3,328    $721,787,600   100.00%     6.372%   685       $216,883    85.70%    87.30%
=====================================  =====    ============   =======   ========   ===       ========    ======    ======



                                                  Pct.
                                      Pct. Full   Owner
        Occupancy Status              Doc         Occupied
------------------------------------  ---------   --------
 Non Owner                            0.00%       0.00%
 Owner Occupied                       0.00        100.00
 Second Home                          0.00        0.00
------------------------------------- -----       --------
 Total:                               0.00%       74.56%
===================================== =====       ========




                                                        Distribution by Property Type

                                                               Pct. Of    Weighted  Weighted              Weighted  Weighted
                                                               Pool By    Avg.      Avg.      Avg.        Avg.      Avg.
                                      Number Of    Principal   Principal  Gross     Current   Principal   Original  Combined
        Property Type                   Loans       Balance    Balance    Coupon    FICO      Balance     LTV       LTV
------------------------------------   --------  ------------  ---------  --------- --------  ----------  --------- ---------
 2-4 Family                              283     $69,196,002   9.59%      6.635%    692       $244,509    85.42%    85.65%
 Condo                                   490     103,973,247   14.40      6.376     693       212,190     86.18     87.91
 Pud                                       2         328,306   0.05       7.179     664       164,153     76.85     76.85
 Single Family Detached                2,553     548,290,045   75.96      6.337     683       214,763     85.65     87.40
-------------------------------------  -----    ------------   -------   ------     ---       --------    ------    ------
 Total:                                3,328    $721,787,600   100.00%   6.372%     685       $216,883    85.70%    87.30%
=====================================  =====    ============   =======   ========   ===       ========    ======    ======



                                                    Pct.
                                       Pct. Full    Owner
        Property Type                  Doc          Occupied
------------------------------------   ---------    --------
 2-4 Family                             0.00%       49.00%
 Condo                                  0.00        63.99
 Pud                                    0.00        100.00
 Single Family Detached                 0.00        79.77
-------------------------------------   -----       --------
 Total:                                 0.00%       74.56%
=====================================  =====        ========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                            Distribution by State

                                          Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                          Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                Number Of    Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
     State        Loans       Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------  --------    ------------  ---------    ---------   --------   ----------    ---------   ---------  ---------
 FL                501     $97,507,472    13.51%       6.399%      688        $194,626      86.95%      87.53%     0.00%
 CA - Southern     250      78,668,427    10.90        6.014       695        314,674       81.82       86.20      0.00
 CA - Northern     216      70,325,778    9.74         6.105       690        325,582       83.64       87.47      0.00
 MA                115      38,569,777    5.34         6.391       695        335,389       83.98       84.74      0.00
 IL                164      35,128,062    4.87         6.665       677        214,196       87.96       88.25      0.00
 NY                 98      30,602,705    4.24         6.421       687        312,273       84.33       85.04      0.00
 NJ                109      29,461,229    4.08         6.588       672        270,287       87.46       87.46      0.00
 MN                130      27,215,119    3.77         6.316       687        209,347       87.55       88.93      0.00
 NV                107      27,146,812    3.76         6.243       679        253,709       85.57       86.46      0.00
 AZ                141      26,223,468    3.63         6.511       686        185,982       87.69       88.82      0.00
 Other           1,497     260,938,751    36.15        6.473       682        174,308       86.49       87.77      0.00
-------------- -------    ------------    -------    --------   ------        --------      -----       ------    ------
 Total:          3,328    $721,787,600    100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
============== =======    ============    =======    ========   ======        ========      ======      ======    ======



                   Pct.
                 Owner
     State       Occupied
--------------   --------
 FL              59.63%
 CA - Southern   81.97
 CA - Northern   84.28
 MA              78.61
 IL              78.38
 NY              79.28
 NJ              77.58
 MN              85.72
 NV              78.52
 AZ              56.32
 Other           73.53
--------------   -------
 Total:          74.56%
==============   =======



                                                              Distribution by Zip Code

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
Zip Code             Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 33062                  11      $3,408,873     0.47%       6.726%      716        $309,898      87.61%       87.61%     0.00%
 02111                   3       2,461,420     0.34        6.397       697        820,473       59.02        59.02      0.00
 95758                   7       2,289,597     0.32        6.346       666        327,085       88.74        91.05      0.00
 89503                   9       2,056,582     0.28        6.215       696        228,509       89.06        89.06      0.00
 33308                   8       2,032,840     0.28        6.372       671        254,105       88.08        88.08      0.00
 33411                  12       2,024,186     0.28        6.140       679        168,682       87.38        87.38      0.00
 33572                   4       1,992,051     0.28        6.874       693        498,013       89.58        89.58      0.00
 28465                   5       1,827,098     0.25        5.949       712        365,420       53.20        64.14      0.00
 60611                   4       1,794,779     0.25        6.457       722        448,695       85.73        85.73      0.00
 33141                   7       1,756,529     0.24        6.065       681        250,933       91.03        91.03      0.00
 Other               3,258     700,143,646     97.00       6.371       685        214,900       85.81        87.43      0.00
--------------     --------   ------------   ---------    -------    -----      ---------     -------     --------    -------
 Total:              3,328    $721,787,600     100.00%     6.372%      685       $216,883      85.70%       87.30%     0.00%
==============     ========   ============   =========    =======    =====     ==========    ========    =========   =======



                      Pct.
                      Owner
Zip Code              Occupied
--------------        --------
 33062                 0.00%
 02111                 73.66
 95758                 100.00
 89503                 93.23
 33308                 29.44
 33411                 53.11
 33572                 25.22
 28465                 6.14
 60611                 91.17
 33141                 67.35
 Other                 75.27
--------------       -------
 Total:               74.56%
==============      ========




                                                    Distribution by Remaining Months to Maturity


                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
 Remaining                                    Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
   Months          Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
to Maturity          Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 301 - 360           3,328    $721,787,600    100.00%       6.372%       685       $216,883      85.70%      87.30%     0.00%
--------------     -------    ------------    ---------    --------    --------   ----------    ---------   ---------  ---------
 Total:              3,328    $721,787,600    100.00%       6.372%       685       $216,883      85.70%      87.30%     0.00%
==============     =======    ============    =========    ========    ========   ==========    =========   =========   ========




 Remanining        Pct.
    Months         Owner
 to Maturity       Occupied
--------------     --------
 301 - 360          74.56%
--------------     --------
 Total:             74.56%
==============     ========



                                                         Distribution by Amortization Type

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
 Amortization      Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
    Type             Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 2/28 ARM           2,197     $484,881,385    67.18%       6.450%      682        $220,702      86.38%      87.71%      0.00%
 3/27 ARM           1,131      236,906,215    32.82        6.211       691        209,466       84.31       86.47       0.00
--------------     -------    ------------    ---------    --------    --------   ----------    ---------   ---------  ---------
 Total:             3,328     $721,787,600    100.00%      6.372%      685        $216,883      85.70%      87.30%      0.00%
==============     =======    ============    =========    ========    ========   ==========    =========   =========   ========


                   Pct.
 Amortization      Owner
    Type           Occupied
--------------     --------
 2/28 ARM          74.31%
 3/27 ARM          75.06
--------------     --------
 Total:            74.56%
==============    =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                      Distribution by Prepayment Term (Months)



                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
 Prepayment                                   Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
    Term           Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
   Months            Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 0                  1,588    $381,674,192     52.88%       6.530%      686        $240,349      84.83%      86.13%     0.00%
 12                     4         339,974     0.05         6.986       714        84,994        84.48       84.48      0.00
 24                 1,627     320,509,303     44.40        6.201       683        196,994       86.74       88.71      0.00
 36                   109      19,264,130     2.67         6.072       697        176,735       85.62       87.16      0.00
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:             3,328    $721,787,600     100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  =========




 Prepayment         Pct.
    Term            Owner
   Months           Occupied
--------------      --------
 0                  71.21%
 12                 56.14
 24                 78.36
 36                 77.87
--------------     -------
 Total:             74.56%
==============     =======





                                                            Distribution by Periodic Cap


                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
  Periodic         Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
     Cap             Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 1.00%              3,328    $721,787,600     100.00%      6.372%        685      $216,883      85.70%      87.30%     0.00%
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:             3,328    $721,787,600     100.00%      6.372%        685      $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========




                    Pct.
  Periodic          Owner
     Cap            Occupied
--------------      --------
 1.00%              74.56%
--------------      ---------
 Total:             74.56%
==============      =========



                                                        Distribution by Months to Rate Reset

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
   Months To       Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
   Rate Reset        Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 11 - 20              870    $182,033,534     25.22%       6.373%      681        $209,234      86.58%      87.56%     0.00%
 21 - 30            1,562     347,303,054     48.12        6.428       685        222,345       86.28       87.79      0.00
 31 - 40              896     192,451,012     26.66        6.269       690        214,789       83.82       86.18      0.00
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:             3,328    $721,787,600     100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========



                    Pct.
   Months To        Owner
   Rate Reset       Occupied
--------------      --------
 11 - 20            73.90%
 21 - 30            73.49
 31 - 40            77.11
--------------     --------
 Total:             74.56%
==============     ========





                                                       Distribution by Maximum Lifetime Rate

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
   Maximum                                    Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
   Lifetime        Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
   Rate              Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 9.50 - 9.99%           1        $174,236     0.02%        3.750%      719        $174,236      52.99%      52.99%     0.00%
 10.00 - 10.49%         2         644,665     0.09         4.236       724        322,332       74.42       78.87      0.00
 10.50 - 10.99%        28       7,079,594     0.98         4.864       701        252,843       78.70       88.63      0.00
 11.00 - 11.49%       141      36,152,563     5.01         5.269       709        256,401       76.15       84.89      0.00
 11.50 - 11.99%       630     160,773,528     22.27        5.768       693        255,196       80.09       83.71      0.00
 12.00 - 12.49%       806     190,789,979     26.43        6.228       680        236,712       85.15       85.97      0.00
 12.50 - 12.99%     1,069     220,060,472     30.49        6.697       681        205,856       89.90       90.00      0.00
 13.00 - 13.49%       384      71,830,157     9.95         7.167       682        187,058       90.32       90.41      0.00
 13.50 - 13.99%       205      27,291,389     3.78         7.653       682        133,129       90.64       90.64      0.00
 14.00 - 14.49%        48       5,496,294     0.76         8.207       687        114,506       88.93       88.93      0.00
 14.50 - 14.99%        14       1,494,724     0.21         8.585       666        106,766       89.26       89.26      0.00
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:             3,328    $721,787,600     100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========



   Maximum         Pct.
   Lifetime        Owner
   Rate            Occupied
--------------     --------
 9.50 - 9.99%      100.00%
 10.00 - 10.49%    100.00
 10.50 - 10.99%    91.98
 11.00 - 11.49%    88.44
 11.50 - 11.99%    85.99
 12.00 - 12.49%    81.35
 12.50 - 12.99%    75.27
 13.00 - 13.49%    42.23
 13.50 - 13.99%    30.20
 14.00 - 14.49%    18.46
 14.50 - 14.99%    9.62
--------------    -------
 Total:            74.56%
==============     ======




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.





                                                       Distribution by Minimum Lifetime Rate

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
  Minimum                                     Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
  Lifetime         Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
    Rate             Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 3.50 - 3.99%             1        $174,236   0.02%        3.750%      719        $174,236      52.99%      52.99%     0.00%
 4.00 - 4.49%             2         644,665   0.09         4.236       724        322,332       74.42       78.87      0.00
 4.50 - 4.99%            28       7,079,594   0.98         4.864       701        252,843       78.70       88.63      0.00
 5.00 - 5.49%           141      36,152,563   5.01         5.269       709        256,401       76.15       84.89      0.00
 5.50 - 5.99%           630     160,773,528   22.27        5.768       693        255,196       80.09       83.71      0.00
 6.00 - 6.49%           806     190,789,979   26.43        6.228       680        236,712       85.15       85.97      0.00
 6.50 - 6.99%         1,069     220,060,472   30.49        6.697       681        205,856       89.90       90.00      0.00
 7.00 - 7.49%           384      71,830,157   9.95         7.167       682        187,058       90.32       90.41      0.00
 7.50 - 7.99%           205      27,291,389   3.78         7.653       682        133,129       90.64       90.64      0.00
 8.00 - 8.49%            48       5,496,294   0.76         8.207       687        114,506       88.93       88.93      0.00
 8.50% & Above           14       1,494,724   0.21         8.585       666        106,766       89.26       89.26      0.00
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========



  Minimum         Pct.
  Lifetime        Owner
    Rate          Occupied
--------------    --------
 3.50 - 3.99%     100.00%
 4.00 - 4.49%     100.00
 4.50 - 4.99%     91.98
 5.00 - 5.49%     88.44
 5.50 - 5.99%     85.99
 6.00 - 6.49%     81.35
 6.50 - 6.99%     75.27
 7.00 - 7.49%     42.23
 7.50 - 7.99%     30.20
 8.00 - 8.49%     18.46
 8.50% & Above    9.62
--------------    -------
 Total:           74.56%
==============    ========



                                                               Distribution by Margin

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
   Margin            Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 1.99% & Below           1           $44,500   0.01%        4.750%     786         $44,500       23.04%     100.00%     0.00%
 2.00 - 2.49%          235        55,342,298   7.67         5.437      707         235,499       75.27      86.63       0.00
 2.50 - 2.99%          819       199,584,074   27.65        5.990      690         243,692       78.15      80.67       0.00
 3.00 - 3.49%        1,326       292,558,312   40.53        6.438      680         220,632       89.45      89.52       0.00
 3.50 - 3.99%          848       154,468,824   21.40        6.959      683         182,157       91.69      91.69       0.00
 4.00 - 4.49%           85        16,800,923   2.33         7.321      671         197,658       89.79      89.79       0.00
 4.50 - 4.99%            2           259,915   0.04         7.397      654         129,958       90.00      90.00       0.00
 5.00 - 5.49%            3           592,148   0.08         6.165      761         197,383       73.91      73.91       0.00
 5.50 - 5.99%            5         1,160,024   0.16         6.847      644         232,005       89.02      89.02       0.00
 6.00% & Above           4           976,582   0.14         7.742      658         244,145       83.55      83.55       0.00
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:              3,328     $721,787,600    100.00%      6.372%     685         $216,883      85.70%     87.30%      0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========



                       Pct.
                     Owner
   Margin            Occupied
--------------       --------
 1.99% & Below       100.00%
 2.00 - 2.49%        93.54
 2.50 - 2.99%        80.73
 3.00 - 3.49%        84.40
 3.50 - 3.99%        48.38
 4.00 - 4.49%        5.94
 4.50 - 4.99%        0.00
 5.00 - 5.49%        100.00
 5.50 - 5.99%        100.00
 6.00% & Above       82.13
--------------       -------
 Total:              74.56%
==============       ========





                                                        Distribution by First Adjustment Cap

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
    First                                     Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
  Adjustment       Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
     Cap             Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
3.00%                3,328    $721,787,600    100.00%      6.372%      685         $216,883      85.70%     87.30%      0.00%
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
Total:               3,328    $721,787,600    100.00%      6.372%      685         $216,883      85.70%     87.30%      0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========


    First        Pct.
  Adjustment     Owner
     Cap         Occupied
--------------   --------
3.00%             74.56%
--------------   -------
Total:            74.56%
==============   ========



                                                       Distribution by Periodic Lifetime Cap

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
    Periodic                                  Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
    Lifetime       Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
      Cap            Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 5.51 - 6.00%         3,328    $721,787,600    100.00%     6.372%      685         $216,883      85.70%      87.30%     0.00%
--------------     -------   ------------     ---------    --------    -------    ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600    100.00%     6.372%      685         $216,883      85.70%      87.30%     0.00%
==============     =======   ============     =========    ========    =======    ==========    =========   =========  ==========




    Periodic       Pct.
    Lifetime       Owner
      Cap          Occupied
--------------     --------
 5.51 - 6.00%       74.56%
--------------     -------
 Total:             74.56%
==============     ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                        Distribution by Interest Only Loans

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
 Interest                                     Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
  Only             Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
  Loans              Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 N                    3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%      0.00%
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%      0.00%
==============     ========    ============   =========    =========   ========   ==========    =========   =========  =========





 Interest            Pct.
  Only               Owner
  Loans              Occupied
--------------       --------
 N                   74.56%
--------------       --------
 Total:              74.56%
==============       ========



                                                         Distribution by Interest Only Term

                                              Pct. Of      Weighted    Weighted                 Weighted    Weighted
                                              Pool By      Avg.        Avg.       Avg.          Avg.        Avg.
                   Number Of     Principal    Principal    Gross       Current    Principal     Original    Combined   Pct. Full
 Current Rate        Loans        Balance     Balance      Coupon      FICO       Balance       LTV         LTV        Doc
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 0                    3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%      0.00%
--------------     --------    ------------   ---------    ---------   --------   ----------    ---------   ---------  ---------
 Total:               3,328    $721,787,600   100.00%      6.372%      685        $216,883      85.70%      87.30%      0.00%
==============     ========    ============   =========    =========   ========   ==========    =========   =========  =========



                   Pct.
                   Owner
 Current Rate      Occupied
--------------     --------
 0                 74.56%
--------------     --------
 Total:            74.56%
==============     ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $714,165,000, a term of 31 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------


                                                 Interest Rate
   Distribution Period     Strike Rate             Corridor
        (months)             Rate (%)          Notional Amount ($)
   -------------------     -----------         -------------------
            1                6.68861              714,165,000.00
            2                5.82638              692,491,978.62
            3                6.02148              671,468,751.39
            4                5.82812              651,076,858.26
            5                5.82903              631,297,432.34
            6                6.02429              612,112,168.35
            7                5.83093              593,503,306.04
            8                6.02632              575,453,613.92
            9                5.83295              557,946,373.65
           10                5.83401              540,965,364.74
           11                6.46030              524,494,849.82
           12                5.83624              508,519,560.27
           13                6.03198              493,024,682.32
           14                5.83860              477,995,843.50
           15                6.03450              463,419,099.61
           16                5.84112              449,280,921.92
           17                5.84244              435,568,184.90
           18                6.03859              422,268,154.20
           19                5.84521              409,368,475.04
           20                6.88805              396,857,160.94
           21                7.81562              384,773,257.48
           22                7.81801              373,117,945.71
           23                8.65837              361,810,658.31
           24                7.82298              350,841,049.55
           25                8.08643              340,199,080.23
           26                8.10204              329,875,008.63
           27                8.77157              319,869,740.98
           28                8.49184              310,176,637.01
           29                8.49516              300,772,622.40
           30                8.78185              291,649,112.31
           31                8.57999              282,797,775.99
       32 & Above                N/A                         N/A


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.